Exhibit (k)(6)(a)

                   APPENDIX 1 TO RULE 12B-1 DISTRIBUTION PLAN

Trust                                   Series
-----                                   ------
Columbia Funds Trust I                  Columbia High Yield Opportunity Fund
                                        Columbia Strategic Income Fund
                                        Columbia Tax-Managed Growth Fund
                                        Columbia Tax-Managed Value Fund
                                        Columbia Tax-Managed Growth Fund II
                                        Columbia Tax-Managed Aggressive Growth Fund

Columbia Funds Trust II                 Columbia Money Market Fund
                                        Columbia Newport Japan Opportunities Fund
                                        Columbia Newport Greater China Fund

Columbia Funds Trust III                Columbia Mid Cap Value Fund
                                        Columbia Liberty Fund
                                        Columbia Federal Securities Fund
                                        Columbia Global Equity Fund
                                        Columbia Contrarian Income Fund
                                        Columbia Intermediate Government Income Fund
                                        Columbia Quality Plus Bond Fund
                                        Columbia Corporate Bond Fund

Columbia Funds Trust IV                 Columbia Tax-Exempt Fund
                                        Columbia Tax-Exempt Insured Fund
                                        Columbia Municipal Money Market Fund
                                        Columbia Utilities Fund

Columbia Funds Trust V                  Columbia Massachusetts Tax-Exempt Fund
                                        Columbia Connecticut Tax-Exempt Fund
                                        Columbia California Tax-Exempt Fund
                                        Columbia New York Tax-Exempt Fund
                                        Columbia Intermediate Tax-Exempt Bond Fund
                                        Columbia Massachusetts Intermediate Municipal Bond Fund
                                        Columbia Connecticut Intermediate Municipal Bond Fund
                                        Columbia New Jersey Intermediate Municipal Bond Fund
                                        Columbia New York Intermediate Municipal Bond Fund
                                        Columbia Rhode Island Intermediate Municipal Bond Fund
                                        Columbia Florida Intermediate Municipal Bond Fund
                                        Columbia Pennsylvania Intermediate Municipal Bond Fund
                                        Columbia Large Company Index Fund
                                        Columbia U.S. Treasury Index Fund
                                        Columbia Small Company Index Fund

Columbia Funds Trust VI                 Columbia Growth & Income Fund
                                        Columbia Small Cap Value Fund
                                        Columbia Newport Asia Pacific Fund

Columbia Funds Trust VII                Columbia Newport Tiger Fund
                                        Columbia Europe Fund

Columbia Floating Rate Advantage Fund

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